V

OCEAN PARK DOMESTIC ETF
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.8%
	EQUITY - 99.8%
12,664	Invesco Nasdaq 100 ETF	$ 3,129,528
7,461	Invesco S&P 500 Equal Weight ETF	1,415,352
6,596	Invesco S&P 500 Momentum ETF	798,512
5,651	iShares Core S&P 500 ETF	3,782,214
21,290	iShares Core S&P Mid-Cap ETF	1,389,385
6,186	iShares Core S&P Small-Cap ETF	735,082
5,069	iShares Select Dividend ETF	720,305
12,150	Pacer US Cash Cows 100 ETF	698,261
2,496	Vanguard Mid-Cap Growth ETF	733,300
4,074	Vanguard Mid-Cap Value ETF	711,239
1,250	Vanguard Small-Cap Growth ETF	372,025
1,716	Vanguard Small-Cap Value ETF	358,146
	TOTAL EXCHANGE-TRADED FUNDS (Cost $12,722,503)	14,843,349

	TOTAL INVESTMENTS - 99.8% (Cost $12,722,503)	$ 14,843,349
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	24,346
	NET ASSETS - 100.0%	$ 14,867,695

ETF	- Exchange-Traded Fund